UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2012

Impax Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34263	65-0403311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30831 Huntwood Avenue, Hayward, CA		94544
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 240-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Impax Laboratories, Inc. (the “Company”) is filing this amendment (this “Amendment”) to the Current Report on Form 8-K originally filed by the Company on February 6, 2012 (the “Original Form 8-K”) for the sole purpose of re-filing Exhibit 10.1 thereto. Exhibit 10.1 filed herewith contains certain information that was previously omitted pursuant to a request for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

No other changes have been made to the Original Form 8-K in this Amendment. This Amendment does not reflect events that may have occurred subsequent to the filing date of the Original Form 8-K and does not modify or update in any way the disclosures contained therein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith.

Exhibit No.	Description

10.1*	Distribution, License, Development and Supply Agreement, by and between the Company and AstraZeneca UK Limited, effective as of January 31, 2012.

*	Confidential Treatment Requested by Registrant. Redacted Portions Filed Separately with the Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2012	IMPAX LABORATORIES, INC.

	By:	/s/ Arthur A. Koch, Jr.
Name: Arthur A. Koch, Jr. Title: Executive Vice President, Finance, and Chief Financial Officer